THE LAZARD FUNDS, INC.

Lazard US Realty Income Portfolio

Supplement to Current Prospectus and Statement of Additional Information

Lazard US Realty Income Portfolio (the "Realty Income Portfolio") is no longer offered for investment, and all references to the Realty Income Portfolio in the Prospectus and the Statement of Additional Information are removed.

By the close of business today, August 17, 2018, the assets of the Realty Income Portfolio will be transferred to Lazard US Realty Equity Portfolio (the "Realty Equity Portfolio"), and shareholders of the Realty Income Portfolio will become shareholders of the Realty Equity Portfolio.

Dated: August 17, 2018